Long-Term Debt (Details Narrative) - USD ($) $ in Thousands			9 Months Ended
	Jun. 06, 2017	Sep. 29, 2016	Sep. 30, 2017	Dec. 31, 2016	Sep. 30, 2016
Total long-term debt outstanding			$ 68,279	$ 73,831
Long-term debt, weighted average interest rate			3.68%		3.24%
Working capital deficit			$ 14,135
Lender of SixthoneCorp and SeventhoneCorp [Member] | Loan Agreement [Member]
Debt instrument, extended maturity description	Extend the maturity of its respective loans from September 2018 to September 2022	Extend the maturity of the loan under Tranche A from May 2017 to September 2018
Total long-term debt outstanding			23,713
Quarterly installments payable (19 installments)			651
Quarterly installments payable (1 installment)			988
Long-term debt balloon payments			$ 10,356
Actual leverage ratio			69.00%
Difference between actual ratio and required threshold			4.00%